Exhibit 10.1

Execution Version

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 17, 2021 (this “Agreement”), by and among the undersigned Lenders and Issuing Banks, ENVIVA PARTNERS, LP, a Delaware limited partnership (the “Administrative Borrower”), ENVIVA, LP, a Delaware limited partnership (the “Subsidiary Borrower” and, together with the Administrative Borrower, the “Borrowers”), each of the other Guarantors, and BARCLAYS BANK PLC (“Barclays”), as Administrative Agent, Collateral Agent and Swing Line Lender.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 9, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to giving effect to this Agreement, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”), by and among the Borrowers, the Lenders and Issuing Banks party thereto from time to time, Barclays, as Administrative Agent and as Collateral Agent, and the other Persons party thereto;

WHEREAS, the Administrative Borrower has requested, and the institution listed on Schedule I hereto (the “2021 Incremental Lender”) is willing to provide (on the terms and subject to the conditions set forth herein), Incremental Revolving Loan Commitments pursuant to Section 2.25 of the Existing Credit Agreement in an aggregate principal amount of $45,000,000 (the “2021 Incremental Revolving Loan Commitment”; any loans thereunder, the “2021 Incremental Revolving Loans”);

WHEREAS, as of the Eighth Amendment Effective Date, after giving effect to the 2021 Incremental Revolving Loan Commitments, each Revolving Credit Lender holds Revolving Credit Commitments in an aggregate amount set forth opposite such Revolving Credit Lender’s name on Schedule II hereto;

WHEREAS, the parties have agreed to cause the existing commercial letters of credit described on Schedule III hereto (collectively, the “Existing Letters of Credit”) to be deemed to constitute Letters of Credit issued under the Amended Credit Agreement;

WHEREAS, each of the parties hereto has agreed to amend the Existing Credit Agreement in the manner set forth in Section 4 hereof, subject to the terms and conditions set forth herein; and

WHEREAS, each Loan Party party hereto expects to realize substantial direct and indirect benefits as a result of this Agreement becoming effective and agrees to reaffirm its obligations pursuant to the Amended Credit Agreement, the Security Documents and the other Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.            Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Sections 1.02 of the Amended Credit Agreement also apply to this Agreement, mutatis mutandis, as if fully set forth herein.

2.            Approval of Loan Documents. The 2021 Incremental Lender (i) confirms that (x) it has received a copy of the Existing Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and (y) it is sophisticated with respect to decisions to provide commitments and make loans similar to those contemplated to be made hereunder and it is experienced in making commitments and loans of such type; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent or any of their respective affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that, as of the Eighth Amendment Effective Date, it is a Lender under the Amended Credit Agreement and will perform in accordance with the terms of the Amended Credit Agreement all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.

3.            2021 Incremental Revolving Loans and Commitments.

(a)            Effective as of the Eighth Amendment Effective Date, on the terms and subject to the conditions set forth herein, the 2021 Incremental Lender agrees to provide 2021 Incremental Revolving Loan Commitments to the Borrower on the Eighth Amendment Effective Date in an aggregate amount not to exceed the amount set forth opposite such 2021 Incremental Lender’s name on Schedule I hereto.

(b)            The 2021 Incremental Revolving Loan Commitments provided for herein shall be on the same terms as the existing Revolving Credit Commitments and any 2021 Incremental Revolving Loans made thereunder shall have the same terms as any existing Revolving Loan.

(c)            Unless the context otherwise requires, from and after the Eighth Amendment Effective Date, (i) the 2021 Incremental Lender shall constitute a “Revolving Credit Lender” and a “Lender”, (ii) the 2021 Incremental Revolving Loan Commitments shall constitute “Revolving Credit Commitments” and “Commitments” and (iii) the 2021 Revolving Credit Loans shall constitute “Revolving Loans” and “Loans”, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents.

(d)            Upon the occurrence of the Eighth Amendment Effective Date, each of the Revolving Credit Lenders immediately prior to giving effect to this Agreement (collectively, the “Existing Revolving Credit Lenders”) will, automatically and without further act, be deemed to have assigned to the 2021 Incremental Lender, and the 2021 Incremental Lender will purchase from each of the Existing Revolving Credit Lenders, at the principal amount thereof, such interests in any Revolving Loans and participations in Letters of Credit and Swing Line Loans outstanding as of the Eighth Amendment Effective Date such that, after giving effect to each such deemed assignment and assumption of the Revolving Loans and participations, the percentage of the aggregate outstanding (A) Revolving Loans and (B) participations in Letters of Credit held by each Revolving Credit Lender (including, for the avoidance of doubt, the 2021 Incremental Lender) will equal such Revolving Credit Lender's Pro Rata Percentage of the Revolving Credit Commitments.

(e)            This Agreement shall constitute an “Incremental Revolving Loan Assumption Agreement” pursuant to and in accordance with Section 2.25 of the Existing Credit Agreement.

(f)            The parties hereto agree that the requirement, pursuant to Section 2.25(a) of the Existing Credit Agreement, to deliver written notice with respect to the 2021 Incremental Revolving Loan Commitments not less than 10 Business Days prior to the effectiveness thereof is hereby satisfied.

4.            Amendments to the Loan Documents. Each of the parties hereto agrees that, on and as of the Eighth Amendment Effective Date and subject to the terms and conditions set forth in this Agreement, the Existing Credit Agreement shall be amended as follows:

(a)            Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

(i)            “Eighth Amendment” shall mean that certain Eighth Amendment to Credit Agreement, dated as of December 17, 2021, by and among the Borrowers, the other Guarantors party thereto, the Lenders and Issuing Banks party thereto, the Administrative Agent, the Collateral Agent and the Swing Line Lender.

(ii)            “Eighth Amendment Effective Date” shall have the meaning specified in the Eighth Amendment, which date occurred on December 17, 2021.

(iii)            “Existing Letters of Credit” means the commercial letters of credit set forth on Schedule III to the Eighth Amendment.

(iv)            “Commercial L/C Issuing Bank” means (i) Bank of Montreal, Chicago Branch and (ii) any other Issuing Bank which has notified the Administrative Agent and the Administrative Borrower in writing that it intends to issue commercial Letters of Credit under this Agreement.

(b)            The definition of “Available Cash” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Available Cash” shall mean, as at any date of determination:

(a) the sum of all cash and cash equivalents of the Administrative Borrower and its Subsidiaries on hand on such date of determination (including any borrowings made on or prior to such date of determination), less

(b) the amount of any cash reserves established by the General Partner or, following the Corporate Conversion, the board of directors of the Administrative Borrower (i) to provide for the proper conduct of the business of the Administrative Borrower and of its Subsidiaries (including reserves for future capital expenditures and for anticipated future credit needs) subsequent to such date of determination, (ii) to comply with applicable Law or (iii) to provide funds for Restricted Payments in respect of future periods.

Notwithstanding the foregoing, at any time, “Available Cash” shall not exceed the amount permitted to be distributed to the holders of Equity Interests of the Administrative Borrower under the LP Agreement (or any successor agreement thereto) at such time.

(c)            The definition of “Letters of Credit” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Letters of Credit” shall mean any standby letter of credit or commercial letter of credit issued pursuant to this Agreement, including, for the avoidance of doubt, the Existing Letters of Credit.”

(d)            The definition of “Maximum Incremental Facilities Amount” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating clause (a) of such definition in its entirety to read as follows:

“(a)           (x) $100,000,000 minus (y) the aggregate principal amount of all Incremental Loan Commitments outstanding as of such date and (without duplication) Incremental Loans and/or Incremental Equivalent Debt incurred or issued pursuant to clause (a)(x) of this definition after the Eighth Amendment Effective Date and on or prior to such date of determination, plus”

(e)            The definition of “Revolving Credit Commitment” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the phrase “Schedule I of the Sixth Amendment” and adding lieu thereof the phrase “Schedule II of the Eighth Amendment”.

(f)            The definition of “Total Revolving Credit Commitment” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Total Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The Total Revolving Credit Commitment as of the Eighth Amendment Effective Date is $570,000,000.”

(g)            Section 2.24(a) of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of such Section 2.24(a):

“All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Eighth Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.”

(h)            Section 2.24(b) of the Existing Credit Agreement is hereby amended by adding the following new clause (iv) at the end of such Section 2.24(b):

“(iv)          No Issuing Bank other than a Commercial L/C Issuing Bank shall be required to issue any Letter of Credit that is not a standby letter of credit unless such Issuing Bank shall otherwise agree in its sole discretion.”

5.            Upfront Fee. The Borrowers agree, jointly and severally, to pay to the 2021 Incremental Lender, an upfront fee (the “Upfront Fee”) in an amount equal to 0.25% of the 2021 Incremental Revolving Loan Commitment provided by the 2021 Incremental Lender on the Eighth Amendment Effective Date. The Upfront Fee (A) will be paid in U.S. dollars in immediately available funds and (B) once paid, in whole or in part, will not be refundable under any circumstances.

6.            Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that, as of the date hereof:

a.	such Loan Party (i) has the organizational power and authority to execute, deliver and carry out the terms of this Agreement, (ii) has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and (iii) has duly executed and delivered this Agreement;

b.	this Agreement and the Amended Credit Agreement constitute legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

c.	the representations and warranties of each Loan Party set forth in Article III of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations were true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such earlier date; and

d.	immediately before and after giving effect to this Agreement and the transactions contemplated under this Agreement (including the establishment of the 2021 Incremental Revolving Loan Commitments), no Default or Event of Default has occurred and is continuing.

7.            Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the 2021 Incremental Revolving Loan Commitments are subject to the satisfaction of each of the following conditions (the first date on which all such conditions are satisfied, the “Eighth Amendment Effective Date”):

a.	Execution of this Agreement. The Administrative Agent shall have received duly executed counterparts of this Agreement from the Administrative Agent, the Collateral Agent, the 2021 Incremental Lender, each Issuing Bank, the Required Lenders, the Swing Line Lender, the Borrowers and each other Loan Party.

b.	Payment of Fees and Expenses. The Borrowers shall have paid (or caused to be paid), to the extent invoiced at least three (3) Business Days prior to the Eighth Amendment Effective Date, all costs, fees and expenses of Barclays (including, without limitation, legal fees and expenses) and the 2021 Incremental Lender required to be paid by the Borrowers.

c.	Representations and Warranties. The representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Eighth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations shall be true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such earlier date .

d.	No Default or Event of Default. As of the Eighth Amendment Effective Date, immediately before and after giving effect to this Agreement and the transactions contemplated by this Agreement (including the establishment of the 2021 Incremental Revolving Loan Commitments), no Default or Event of Default shall have occurred and be continuing.

e.	Patriot Act, Etc. The Administrative Agent and the 2021 Incremental Lender shall have received, at least three (3) Business Days prior to the Eighth Amendment Effective Date, (a) all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, that has been reasonably requested by the 2021 Incremental Lender at least five (5) Business Days in advance of the Eighth Amendment Effective Date and (b) a Beneficial Ownership Certificate with respect to each Borrower.

f.	Legal Opinions. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Issuing Banks and the Lenders, the favorable written opinion of Vinson & Elkins LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, dated the Eighth Amendment Effective Date and addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders.

g.	Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate signed by a Financial Officer, substantially in the form delivered previously pursuant to the Existing Credit Agreement, certifying that the Administrative Borrower and its Subsidiaries are, on a consolidated basis after giving effect to this Agreement, Solvent.

h.	Closing Certificate. The Administrative Agent shall have received a certificate substantially in the form of Exhibit R to the Existing Credit Agreement signed by a Responsible Officer of the Administrative Borrower as to the matters set forth in clauses (c), (d) and (j) of this Section 7.

i.	Secretary’s Certificate. The Administrative Agent shall have received, with respect to the Borrowers and each other Loan Party, (i) a certificate of the Secretary or Assistant Secretary of each Loan Party (substantially in the form delivered previously pursuant to the Existing Credit Agreement), dated as of the Eighth Amendment Effective Date, and certifying (A) either (x) that attached thereto are the Organizational Documents of such Loan Party, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or jurisdiction of its incorporation, formation or organization, where applicable, or (y) that the Organizational Documents of such Loan Party have not changed since the Fifth Amendment Effective Date (or such later date that such Loan Party become a Loan Party, as applicable), and in either case of the foregoing clauses (x) and (y), that such Organizational Documents are true and complete as of the Eighth Amendment Effective Date, (B) attached thereto is a certificate as to the good standing of such Loan Party in such jurisdiction, (C) either (x) that attached thereto is a true and complete copy of the limited liability company agreement, limited partnership agreement or bylaws, as applicable, or, in the case of the Administrative Borrower, the LP Agreement, in each case, as in effect on the Eighth Amendment Effective Date or (y) that the limited liability company agreement, limited partnership agreement or bylaws, as applicable, or, in the case of the Administrative Borrower, the LP Agreement, have not changed since the Fifth Amendment Effective Date (or such later date that such Loan Party became a Loan Party, as applicable) (D) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party (and, if applicable, any parent company of such Loan Party) authorizing the execution, delivery and performance of this Agreement and, as to the Borrowers, the borrowings from time to time under the Amended Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (E) that the certificate or articles of incorporation, formation or organization, as applicable, of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (B) above and (F) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (or that the incumbency and specimen signatures delivered to the Administrative Agent on the Fifth Amendment Effective Date (or such later date that such Loan Party became a Loan Party, as applicable) have not changed since the Fifth Amendment Effective Date); and (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (i) above.

j.	Financial Covenant Compliance. The Administrative Borrower shall be in Financial Covenant Compliance after giving pro forma effect to the incurrence of the 2021 Incremental Revolving Loan Commitment (and assuming for such purpose that the 2021 Incremental Revolving Loan Commitment is fully drawn in the form of Loans and that the proceeds thereof are not treated as Unrestricted Cash) and the other transactions contemplated by this Agreement.

k.	Flood Insurance Requirements. The Collateral Agent shall have received, at least 5 (five) Business Days prior to the Eighth Amendment Effective Date, with respect to each Mortgaged Property specified on Schedule IV annexed to this Agreement, (i) a standard flood hazard determination form for such Mortgaged Property and (ii) if any such Mortgaged Property is located in an area designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), evidence of flood insurance required by Section 5.02(c) of the Amended Credit Agreement, in form and substance reasonably satisfactory to the Collateral Agent and the 2021 Incremental Lender; provided that, for purposes of the foregoing, by delivering its duly executed signature page hereto, the 2021 Incremental Lender shall be deemed to have acknowledged that the evidence of insurance delivered pursuant to the foregoing is in form and substance reasonably satisfactory to it.

l.	Lien Searches. The Collateral Agent shall have received the results of a recent Lien and judgment search with respect to each Loan Party and in each jurisdiction as reasonably requested by the Collateral Agent at least five (5) Business Days prior to the Eighth Amendment Effective Date.

8.            Reaffirmations.

a.	Each Loan Party, subject to the terms and limits contained in the Amended Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement) pursuant to the Guarantee and Collateral Agreement and other Security Documents. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the amendment of the Existing Credit Agreement effected pursuant to this Agreement. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Agreement and that its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.

b.	Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents the payment and performance of the Obligations, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement), subject to the terms contained in the applicable Loan Documents and (iii) confirms its other pledges, other grants of security interests and other obligations, as applicable, under and subject to the terms of each Loan Document to which it is a party.

9.            Eligible Assignee. By its execution of this Agreement, the 2021 Incremental Lender represents and warrants that it is an Eligible Assignee.

10.            Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 9.08 of the Amended Credit Agreement.

11.            Entire Agreement. This Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

12.            Effect of the Amendment. On and after the Eighth Amendment Effective Date, (i) each reference to the “Credit Agreement” in any Loan Document shall be deemed to be a reference to the Amended Credit Agreement, (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, mean the Amended Credit Agreement and (iii) this Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. Except as expressly provided in this Agreement, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of the Existing Credit Agreement.

13.            GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

14.            Miscellaneous. The provisions of Sections 9.11 and 9.15 of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

15.            Severability. In case any provision in or obligation hereunder or under any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

16.            Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation amendments, waivers and consents) shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

17.            Post-Closing Obligations. Each Loan Party covenants, warrants and agrees to execute and deliver the documents and to complete the tasks set forth on Schedule V hereto, in each case, within ninety (90) days of the Eighth Amendment Effective Date (or such longer period of time reasonably acceptable to the Collateral Agent).

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

TRUIST BANK, as the 2021 Incremental Lender

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Director

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

BARCLAYS BANK PLC, as a Revolving Credit Lender, the Administrative Agent, the Collateral Agent, the Swing Line Lender and an Issuing Bank

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

AGFIRST FARM CREDIT BANK, as a Revolving Credit Lender

By:	/s/ Steven J. O’Shea
Name:	Steven J. O’Shea
Title:	Vice President

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Bank of Montreal, Chicago Branch, as a Revolving Credit Lender and an Issuing Bank

By:	/s/ Darren Thomas
Name:	Darren Thomas
Title:	Director

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

CITIBANK, N.A., as a Revolving Credit Lender and an Issuing Bank

By:	/s/ Ashwani Khubani
Name:	Ashwani Khubani
Title:	Managing Director / Authorized Signatory

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Farm Credit East, ACA, as a Revolving Credit Lender

By:	/s/ Eric Pohlman
Name:	Eric Pohlman
Title:	Vice President

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

GreenStone Farm Credit Services, ACA, as a Revolving Credit Lender

By:	/s/ Shane Prichard
Name:	Shane Prichard
Title:	VP of Capital Markets

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Goldman Sachs Bank USA, as a Revolving Credit Lender and an Issuing Bank

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

HSBC Bank USA, National Association, as a Revolving Credit Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Senior Vice President

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender

By:	/s/ Devin Roccisano
Name:	Devin Roccisano
Title:	Executive Director

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Northwest Farm Credit Services, as a Revolving Credit Lender

By:	/s/ Kaylee Leep
Name: Kaylee Leep
Title: Vice President

Signature Page to 8th Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

ROYAL BANK OF CANADA, as a Revolving Credit Lender

By:	/s/ Mark W. Condon
Name: Mark W. Condon
Title: Authorized Signatory

Signature Page to 8th Amended and Restated Credit Agreement

ENVIVA PARTNERS, LP
By:	ENVIVA PARTNERS GP, LLC, its general partner

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA, LP
By:	ENVIVA GP, LLC, as its sole general partner

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

GUARANTORS:

ENVIVA GP, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PARTNERS FINANCE CORP.

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS WAYCROSS HOLDINGS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS WAYCROSS HOLDINGS SUB, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA ENERGY SERVICES, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

ENVIVA PELLETS AHOSKIE, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS AMORY, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS COTTONDALE, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS NORTHAMPTON, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS SAMPSON, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

ENVIVA PELLETS SOUTHAMPTON, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS WAYCROSS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF CHESAPEAKE, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF PANAMA CITY, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF SAVANNAH, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

ENVIVA PORT OF WILMINGTON, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD HOLDINGS II, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD HOLDINGS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS LUCEDALE, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

ENVIVA PELLETS PASCAGOULA, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA DEVELOPMENT FINANCE COMPANY, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA HOLDINGS GP, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA HOLDINGS, LP
By: ENVIVA HOLDINGS GP, LLC, as its General Partner

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA AIRCRAFT HOLDINGS CORP.

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

ENVIVA DEVELOPMENT HOLDINGS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA FIBERCO, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA JV DEVELOPMENT COMPANY, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA LUCEDALE OPERATOR, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA MANAGEMENT COMPANY, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

ENVIVA MANAGEMENT HOLDINGS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA MLP HOLDCO, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS CHILDERSBURG, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GULF STATES, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA SHIPPING HOLDINGS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

ENVIVA PELLETS BOND, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to 8th Amended and Restated Credit Agreement

SCHEDULE I

2021 INCREMENTAL REVOLVING LOAN COMMITMENTS

2021 Incremental Revolving Lender	2021 Incremental Revolving Loan Commitment
TRUIST BANK	$45,000,000
TOTAL	$45,000,000

SCHEDULE II

REVOLVING CREDIT COMMITMENTS

Revolving Credit Lender	Revolving Credit Commitment
BARCLAYS BANK PLC	$45,148,000
BANK OF MONTREAL, CHICAGO BRANCH	$45,142,000
CITIBANK, N.A.	$45,142,000
GOLDMAN SACHS BANK USA	$45,142,000
HSBC BANK USA, N.A.	$45,142,000
JPMORGAN CHASE BANK, N.A.	$45,142,000
ROYAL BANK OF CANADA	$45,142,000
AMERICAN AGCREDIT, PCA	$68,000,000
AGFIRST FARM CREDIT BANK	$68,000,000
GREENSTONE FARM CREDIT SERVICES	$35,000,000
NORTHWEST FARM CREDIT SERVICES	$23,000,000
FARM CREDIT EAST ACA	$15,000,000
TRUIST BANK	$45,000,000
TOTAL	$570,000,000

SCHEDULE III

EXISTING LETTERS OF CREDIT

Issuer	Type	Face Amount	Issuance Date	Applicant	Beneficiary	Expiry Date
Bank of Montreal	Commercial	$3,450,000	12/01/2021	Enviva Partners, LP	Thien Hoang Construction and Trading Company	02/28/2022

SCHEDULE IV

MORTGAGED PROPERTIES

Name of Debtor/Grantor	Address/City/State/Zip Code	Filing Office

Enviva Pellets Amory, LLC	205 Martin Luther King Blvd. Amory, MS 38821-3038	Monroe County Chancery Clerk
Enviva Pellets Northampton, LLC	874 Lebanon Church Road Garysburg, NC 27831	Northampton Register of Deeds

Enviva Port of Chesapeake, LLC

1213 Victory Blvd.
Portsmouth, VA 23702-0000
1000 Giant Cement Drive (a/k/a
1000 Enviva Way),

Portsmouth, VA 23702
Chesapeake City
(straddles both Chesapeake and
Portsmouth County)
Tax Parcels: 0180000000011
(Parcel 1); 04490040 (Parcel 2)

City of Chesapeake Circuit Court Clerk; City of Portsmouth Circuit Court Clerk
Enviva Pellets Ahoskie, LLC	142 NC Highway 561 E Ahoskie, NC 27910-8831	Hertford County Register of Deeds

Enviva Pellets Cottondale, LLC	2500 Green Circle Pkwy Cottondale, FL 32431-7450	Jackson County Clerk of Court

Enviva Pellets Southampton, LLC	26570 Rose Valley Rd Franklin, VA 23851-5127	Southampton County Clerk of the Circuit Court

Enviva Port of Wilmington, LLC	1891 Burnett Blvd Wilmington, NC 28401	New Hanover County Register of Deeds

Enviva Pellets Sampson, LLC	11461-11499 Faison Hwy Faison, NC 28341-5909	Sampson County Register of Deeds

Enviva Pellets Greenwood, LLC	200 Enviva Way, Greenwood, SC 29646	Greenwood County Clerk

Enviva Pellets Lucedale, LLC	150 GM Luce Rd, Lucedale, MS 39452	George County Chancery Clerk

SCHEDULE V

MORTGAGE MODIFICATION REQUIREMENTS

The Collateral Agent shall have received from the applicable Loan Parties, with respect to each Mortgaged Property specified on Schedule IV annexed to this Agreement, the following documents and instruments:

(i)	a Mortgage Modification, duly authorized and executed, in proper form for recording in the recording office of each jurisdiction where such Mortgaged Property that is currently encumbered by a Mortgage is situated, in favor of the Collateral Agent, for the benefit of the Secured Parties, together with such other instruments as shall be necessary or appropriate (in the reasonable judgment of the Collateral Agent) to continue to create a Lien under applicable law, all of which shall be in form and substance reasonably satisfactory to the Collateral Agent, which Mortgage Modification and other instruments shall be effective to maintain a first priority Lien on such Mortgaged Property, as the case may be, subject to no Liens other than Permitted Encumbrances and shall be prior and superior in right to any other Person other than with respect to Permitted Priority Encumbrances, in each case, applicable to such Mortgaged Property;

(ii)	fully paid modification and date-down endorsements to the Mortgage Policies, to the extent available in the applicable jurisdiction, insuring the Mortgages as modified by the Mortgage Modifications to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, other than Permitted Encumbrances;

(iii)	such affidavits, certificates, information and/or instruments of indemnification as may be reasonably acceptable to the title companies issuing the endorsements to the Mortgage Policies in order to issue the applicable endorsements to the Mortgage Policies in accordance with item (ii) above;

(iv)	all such other items as shall be necessary in the reasonable opinion of counsel to the Administrative Agent to continue to create a valid and perfected first priority mortgage Lien on such Mortgaged Property, subject only to Permitted Encumbrances; and

(v)	opinions of local counsel for the Loan Parties in states in which the Mortgaged Properties are located, with respect to the enforceability and validity of the Mortgages as modified by the Mortgage Modifications and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent.